UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2019

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO	63105
(Address of principal executive offices)	(Zip Code)

(314) 480-1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Olin Corporation	Common Stock, $1 par value	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-12 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information and the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin Corporation (“Registrant”) disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of Registrant’s press release dated July 11, 2019, announcing its intent to pursue a registered debt offering of Senior Notes due 2029 (the “Senior Notes”). Attached as Exhibit 99.2, and incorporated herein by reference, is a copy of Registrant’s subsequent press release dated July 11, 2019, announcing the pricing of its offering of $750 million aggregate principal amount of the Senior Notes. The Senior Notes will mature on August 1, 2029, will have an interest rate of 5.625% and will be issued at 100.000% of par value. Interest will be paid semi-annually on the 1st day of February 1 and August 1, beginning February 1, 2020. The Senior Notes will be sold pursuant to Registrant’s shelf registration statement on file with the Securities and Exchange Commission. The underwriters for the transaction are J.P. Morgan Securities LLC, BofA Merrill Lynch, Citigroup Global Markets Inc., ING Financial Markets, MUFG Securities Americas Inc., PNC Capital Markets LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC. Registrant expects to use the net proceeds of the offering to prepay all of the term loans outstanding under its senior term loan credit facility and all of the loans outstanding under its receivables financing credit facility, and Registrant expects to use the remaining net proceeds to pay fees and expenses and fund general corporate purposes. Closing of the offering is expected to occur on July 16, 2019, subject to customary closing conditions.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Senior Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

Exhibit (d) No.	Exhibit

99.1	Press release announcing registered debt offering dated July 11, 2019.

99.2	Press release announcing pricing terms of debt offering dated July 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ Todd A. Slater
	Name:	Todd A. Slater
	Title:	Vice President and Chief Financial Officer

Date: July 11, 2019